                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, and C. Christopher Sprague, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 12 day of September 2011.


/s/ Thomas J. Diemer
--------------------
Thomas J. Diemer
Executive Vice President,
Chief Financial Officer,
and Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, and C. Christopher Sprague, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 14th day of September 2011.


/s/ Robert M. Falzon
--------------------
Robert M. Falzon
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, and C. Christopher Sprague, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 20th day of September 2011.


/s/ George M. Gannon
--------------------
George M. Gannon
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, and C. Christopher Sprague, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 13th day of September 2011.


/s/ Bernard J. Jacob
--------------------
Bernard J. Jacob
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, and C. Christopher Sprague, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 14th day of September 2011.


/s/ Daniel O. Kane
------------------
Daniel O. Kane
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, and C. Christopher Sprague, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 19th day of September 2011.


/s/ Stephen Pelletier
---------------------
Stephen Pelletier
Chief Executive Officer,
President and Director
Prudential Annuities Life Assurance Corporation